SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 24, 2006 (October 18, 2006)
UnionBancorp, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-28846	36-3145350

(Commission File Number)	(IRS Employer Identification No.)

122 West Madison Street
Ottawa, Illinois	61350

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (815) 431-2720
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 24, 2006, UnionBancorp, Inc. issued a press release to report the resignation of Scott A. Yeoman, the Company’s President and Chief Executive Officer. UnionBancorp, Inc. is actively seeking a successor to Mr. Yeoman and has appointed Kurt R. Stevenson as interim President, effective immediately. Mr. Stevenson will continue to serve as CFO during the time he serves as interim President. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events. The Information contained in Item 5.02 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number

99.1	Press Release, dated October 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIONBANCORP, INC. (Registrant)
By:	/s/ Kurt R. Stevenson
Kurt R. Stevenson, Interim President

Dated: October 24, 2006

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated October 24, 2006